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EXHIBIT 32




              CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE

                          SARBANES-OXLEY ACT OF 2002



The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter end March 28, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                         By: /s/ George W. Off
                                             -------------------------------
                                         Name:  George W. Off
                                         Title: Chairman of the Board,
                                                President and
                                                Chief Executive Officer



                                         By: /s/ W. Craig Burns
                                             -------------------------------
                                         Name:  W. Craig Burns
                                         Title: Executive Vice President,
                                                Chief Financial Officer
                                                and Treasurer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to
the Securities and Exchange Commission upon request.   This certification
accompanies the Report and shall not be treated as having been filed as part of the Report.



Date: May 12, 2004